UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 4, 2006

Home Federal Bancorp, Inc.
(Exact name of registrant as specified in its charter)
Federal	000-50901	20-0945587
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

500 12th Avenue South
Nampa, Idaho 83651
(Address of principal executive offices and zip code)

(208) 466-4634
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
        CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
        CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers

On August 4, 2006, Home Federal Bancorp, Inc. issued a press release announcing its plan for leadership succession for the Company, its parent company, Home Federal MHC, and the Company's subsidiary, Home Federal Bank. The Company is in the process of interviewing candidates in preparation for the future retirement of Daniel L. Stevens, the Company's Chairman, President and Chief Executive Officer. Mr. Stevens has announced he intends to retire from active employment with the Company, Home Federal MHC and the Bank on September 30, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

            (c)          Exhibits

            99.1        Press release of Home Federal Bancorp, Inc. dated August 4, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                                HOME FEDERAL BANCORP, INC.

Date: August 4, 2006                                                By: /s/ T. Blake Burgess
                                                                                       T. Blake Burgess
                                                                                       Vice President and Secretary

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Exhibit 99.1

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                                                                                    Contact:
                                                                                    Home Federal Bancorp, Inc.
                                                                                    Daniel L. Stevens, Chairman, President & CEO
                                                                                    Robert A. Schoelkoph, SVP, Treasurer & CFO
                                                                                    208-466-4634
                                                                                    www.myhomefed.com

PRESS RELEASE - For Immediate Release

HOME FEDERAL BANCORP, INC. ANNOUNCES EXECUTIVE SUCCESSION PLAN

Nampa, ID (August 4, 2006) - Home Federal Bancorp, Inc. (the "Company") (Nasdaq GSM: HOME), today announced its plan for leadership succession for the Company, its parent company Home Federal MHC ("Mutual Holding Company") and the Company's subsidiary, Home Federal Bank (the "Bank"). The Company is in the process of interviewing candidates in preparation for the future retirement of Daniel L. Stevens, the Company's Chairman, President and Chief Executive Officer. Mr. Stevens has announced that he intends to retire from active employment with the Company, the Mutual Holding Company and the Bank on September 30, 2008. The Company plans to name Mr. Stevens' successor in the coming weeks.

The candidate who is selected will be named President of the Bank and will assume increasing responsibilities with the Bank and the other companies during the transition period. Mr. Stevens will initially remain as President of the Company and the Mutual Holding Company. Upon Mr. Stevens' retirement, the candidate will also assume the position of Chief Executive Officer. Mr. Stevens will remain on the Boards of Directors of the Home Federal companies and continue to serve as their Chairmen following his retirement.

Home Federal Bancorp, Inc. is a savings and loan holding company headquartered in Nampa, Idaho. It is the subsidiary of Home Federal MHC, a federally chartered mutual holding company, and the parent company of Home Federal Bank, a federal savings bank that was originally organized as a building and loan association in 1920. The Company serves the Treasure Valley region of southwestern Idaho, that includes Ada, Canyon, Elmore and Gem Counties, through 14 full-service banking offices and two mortgage loan centers. The Company's common stock is traded on the NASDAQ Global Market under the symbol "HOME." The Company's stock is also included in the America's Community Bankers NASDAQ Index. For more information, visit the Company's web site at www.myhomefed.com.

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